CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Paul Lovito, Chairman, President and Chief Executive Officer of Raptor Investments, Inc., certify that:

       1. The Quarterly Report on Form 10-QSB of the Company for the quarterly period ended June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof ("the Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

       2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Raptor Investments, Inc. and will be retained by Raptor Investments, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

         /S/PAUL LOVITO
         -----------------------------------------------
         Paul Lovito
         Chairman, President and Chief Executive Officer
         August 9, 2004





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